3Q 2018 SUPPLEMENTAL FINANCIAL INFORMATION August 8, 2018 BRT APARTMENTS CORP. 60 Cutter Mill Rd., Great Neck, NY 11021

Forward Looking Statements The information set forth herein contains forward-looking information within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking information included herein that is not historical fact is subject to a number of risks and uncertainties, depending upon the risks and uncertainties described in the Company's filings with the Securities and Exchange Commission (SEC), and actual results realized by the Company could differ materially from the forward-looking information included herein. Existing and prospective investors are cautioned not to place undue reliance on this forward-looking information, which speak only as of the date hereof. The Company undertakes no obligation to update or revise the information herein, whether as a result of new information, future events or circumstances, or otherwise. The Company recommends that existing and prospective investors review the information set forth in its Annual Report on Form 10-K for the year ended September 30, 2017 (filed December 14, 2017) and the Quarterly Report on Form 10-Q filed contemporaneously herewith. Our fiscal year ends on September 30 and unless otherwise indicated or the context otherwise requires, all references to a quarter or year refer to the applicable fiscal quarter or year.

Table of Contents Table of Contents Page Number Financial Highlights 1 Operating Results 2 Funds From Operations 3 Consolidated Balance Sheets 4 Pro Rata Operating Results 5 Pro Rata Balance Sheets 6 Portfolio Data by State 7 Same Store Comparison ( First Quarter) 8 Same Store Comparison (Fiscal YTD) 9 Multi -Family Acquisitions and Dispositions ; 10 Value-Add Information Debt Analysis 11 Non -GAAP Financial Measures, Definitions, and 12-13 Reconciliations Portfolio Table 14

BRT APARTMENTS

Financial Highlights

	June 30,		As of September 30,		
	2018	2017	2017	2016	2015
Market Information					
Market capitalization	$ 192,729,319	$ 110,236,744	$ 150,320,535	$ 111,190,680	$ 99,976,487
Shares outstanding	15,116,025	14,025,031	14,022,438	13,898,835	14,101,056
Closing share price	$ 12.75	$ 7.86	$ 10.72	$ 8.00	$ 7.09
Quarterly dividend declared per share	$ 0.20	$ -	$ -	$ -	$ -
Portfolio					
Multi-family properties owned	36	35	33	33	28
Units (1)	10,121	9,890	9,568	9,420	8,300
Average occupancy (2)	93.6 %	94.0 %	93.8 %	92.8 %	94.5 %
Average monthly rental revenue per occupied unit (2)	$964	$936	$933	$852	$810

	Quarter ended June 30,		Nine Months ended June 30,	
	2018 (Unaudited)	2017 (Unaudited)	2018 (Unaudited)	2017 (Unaudited)
Per Share Data				
Earnings per share (basic)	$ (0.33)	$ (0.24)	$ 1.89	$ 0.58
Earnings per share (diluted)	$ (0.33)	$ (0.24)	$ 1.87	$ 0.58
FFO per share of common stock (diluted) (3)	$ 0.20	$ 0.19	$ 0.77	$ 0.45
AFFO per share of common stock (diluted) (3)	$ 0.24	$ 0.23	$ 0.77	$ 0.61

(1) Includes 402 units at a property under development.

(2) Average includes stabilized properties and, for the quarters ended June 30, 2018and 2017, excludes Retreat at Cinco Ranch due to damage suffered from Hurricane Harvey.

(3) See the reconciliation of Funds From Operations, or FFO, and Adjusted Funds From Operations, or AFFO, to net income, as calculated in accordance with GAAP, on page 3, and the definitions of such terms at page 13.

1

Operating Results (Unaudited) (dollars in thousands, except per share amounts) Quarter ended June 30, Nine Months ended June 30, 2018 2017 2018 2017 Revenues Rental and other revenue from real estate properties $ 29,951 $ 26,673 $ 87,589 $ 76,404 Other income 203 188 565 980 Total revenues 30,154 26,861 88,154 77,384 Expenses Real estate operating expenses 14,459 13,283 42,004 37,638 Interest expense 8,786 7,180 25,423 20,269 General and administrative 2,452 2,309 7,208 7,296 Depreciation 10,200 7,561 28,088 21,630 Total expenses 35,897 30,333 102,723 86,833 Total revenues less total expenses (5,743) (3,472) (14,569) (9,449) Equity in loss of unconsolidated joint ventures (127) (307) (215) (307) Gain on sale of real estate - - 64,500 35,838 Gain on insurance recovery - 3,227 - Loss on extinguishment of debt - - (850) (799) (Loss) income from continuing operations (5,870) (3,779) 52,093 25,283 Income tax provision (benefit) 101 41 (46) 1,499 (Loss) income from continuing operations, net of taxes (5,971) (3,820) 52,139 23,784 Net (loss) income attributable to non-controlling interests 1,282 418 (25,255) (15,645) Net (loss) income attributable to common stockholders$ (4,689) $ (3,402) $ 26,884 $ 8,139 Weighted average number of shares of common stock outstanding: Basic 14,411,940 14,035,074 14,224,680 13,983,495 Diluted 14,411,940 14,035,074 14,358,013 13,983,495 Per share amounts attributable to common stockholders: Basic $ (0.33) $ (0.24) $ 1.89 $ 0.58 Diluted $ (0.33) $ (0.24) $ 1.87 $ 0.58 2

Funds From Operations (Unaudited) (dollars in thousands, except per share amounts) Quarter ended June 30, Nine Months ended June 30, 2018 2017 2018 2017 GAAP Net (loss) income attributable to common stockholders$ (4,689) $ (3,402) $ 26,884 $ 8,139 Add: depreciation of properties 10,200 7,561 28,088 21,630 Add: our share of depreciation in unconsoliated joint ventures 385 308 1,201 521 Deduct: gain on sales of real estate - - (64,500) (35,838) Adjustment for non-controlling interests (3,160) (1,834) 19,436 11,817 Funds from operations (FFO) attributable to common stockholders 2,736 2,633 11,109 6,269 Adjust for straight line rent accruals (10) (10) (30) (46) Add: loss on extinguishment of debt - - 850 799 Add: amortization of restricted stock and Restricted Stock Units 361 353 973 1,063 Add: amortization of deferred mortgage costs 383 349 1,115 874 Deduct: gain on insurance recovery - - (3,227) - Adjustment for non-controlling interests (87) (72) 220 (541) Adjusted funds from operations (AFFO) attributable to common stockholders $ 3,383 $ 3,253 $ 11,010 $ 8,418 Per share data GAAP Net (loss) income attributable to common stockholders$ (0.33) $ (0.24) $ 1.87 $ 0.58 Add: depreciation of properties 0.71 0.54 1.95 1.55 Add: our share of depreciation in unconsoliated joint ventures 0.03 0.02 0.08 0.04 Deduct: gain on sales of real estate - - (4.50) (2.56) Adjustment for non-controlling interests (0.21) (0.13) 1.37 0.84 Funds from operations (FFO) attributable to common stockholders 0.20 0.19 0.77 0.45 Adjust for straight line rent accruals - - - - Add: loss on extinguishment of debt - - 0.06 0.06 Add: amortization of restricted stock and Restricted Stock Units 0.02 0.03 0.06 0.08 Add: amortization of deferred mortgage costs 0.03 0.02 0.08 0.06 Deduct: gain on insurance recovery - (0.22) Adjustment for non-controlling interests (0.01) (0.01) 0.02 (0.04) Adjusted funds from operations (AFFO) attributable to common stockholders $ 0.24 $ 0.23 $ 0.77 $ 0.61 3

Consolidated Balance Sheets (dollars in thousands) At June 30, At September 30, 2018 (Unaudited) 2017 2016 2015 Assets Real estate properties, net of accumulated depreciation$ 1,054,484 $ 902,281 $ 759,576 $ 591,727 Real estate loan 5,050 5,500 19,500 - Cash and cash equivalents 25,061 12,383 27,399 15,556 Restricted cash 7,630 6,151 7,383 6,518 Deposits and escrows 23,265 27,839 18,972 12,782 Investments in unconsolidated joint ventures 20,542 21,415 298 - Other assets 8,573 9,359 7,775 6,882 Assets of discontinued operations - - - 163,545 Real estate properties held for sale - 8,969 33,996 23,859 Total Assets $ 1,144,605 $ 993,897 $ 874,899 $ 820,869 Liabilities and equity Liabilities Mortgages payable, net of deferred costs$ 783,532 $ 697,826 $ 588,457 $ 451,159 Junior subordinated notes, net of deferred costs 37,033 37,018 36,998 36,978 Accounts payable and accrued liabilities 22,554 22,348 20,716 14,780 Liabilities of discontinued operations - - - 138,530 Mortgage payable held for sale - - 27,052 19,248 Total liabilities 843,119 757,192 673,223 660,695 Equity Common Stock, $.01 par value, 300,000 shares authorized; 14,410 outstanding 144 133 - - Shares of beneficial interest, $3 per value - - 39,696 40,285 Additional paid in capital 214,716 201,910 161,321 161,842 Accumulated other comprehensive income (loss) 2,408 1,000 (1,602) (58) Accumulated deficit (18,626) (37,047) (48,125) (79,414) Total BRT Apartments Corp. stockholders' equity 198,642 165,996 151,290 122,655 Non-controlling interests 102,844 70,709 50,386 37,519 Total Equity 301,486 236,705 201,676 160,174 Total Liabilities and Equity $ 1,144,605 $ 993,897 $ 874,899 $ 820,869 4

Pro Rata Operating Results (Unaudited) (dollars in thousands) Three Months ended June 30, 2018 Consolidated BRT Proportionate Amount Noncontrolling Interest Amount (1) Revenues Rental and other revenue from real estate properties $ 29,951 $ 8,341 $ 21,610 Other income 203 - 203 Total revenues 30,154 8,341 21,813 Expenses Real estate operating expenses 14,459 4,037 10,422 Interest expense 8,786 2,411 6,375 General and administrative 2,452 - 2,452 Depreciation 10,200 3,175 7,025 Total expenses 35,897 9,623 26,274 Total revenues less total expenses (5,743) (1,282) (4,461) Equity in loss of unconsolidated joint ventures (127) - (127) Loss from continuing operations (5,870) (1,282) (4,588) Income Tax Provision 101 - 101 Net loss $ (5,971) $ (1,282) $ (4,689) Nine Months ended June 30, 2018 Consolidated BRT Proportionate Amount Noncontrolling Interest Amount (1) Revenues Rental and other revenue from real estate properties $ 87,589 $ 23,160 $ 64,429 Other income 565 - 565 Total revenues 88,154 23,160 64,994 Expenses Real estate operating expenses 42,004 11,161 30,843 Interest expense 25,423 6,641 18,782 General and administrative 7,208 - 7,208 Depreciation 28,088 8,211 19,877 Total expenses 102,723 26,013 76,710 Total revenues less total expenses (14,569) (2,853) (11,716) Equity in loss of unconsolidated joint ventures (215) - (215) Gain on sale of real estate 64,500 27,645 36,855 Gain on insurance recovery 3,227 807 2,420 Loss on extinguishment of debt (850) (344) (506) Income from continuing operations 52,093 25,255 26,838 Income tax (benefit) provision (46) - (46) Net income $ 52,139 $ 25,255 $ 26,884 (1) This column reflects BRT’s share of the applicable line item, after deducting the non-controlling interest applicable to such line item. Except with respect to the gain on sale of real estate and loss on extinguishment of debt, the impact of the non-controlling interest on such line item was calculated based on each joint venture partner’s percentage equity interest in the applicable joint venture. Gain on sale of real estate and loss on extinguishment of debt were calculated in accordance with the allocation/distribution provisions of the joint venture operating agreement with respect to the properties sold. Generally, in the event of the sale of a multi-family property owned by a joint venture, as a result of allocation/distribution provisions of the applicable joint venture operating agreement, the allocation and distributions of cash and profits to BRT (as opposed to BRT's joint venture partner) will be less than that implied by BRT's percentage equity interest in the property. 5

Pro Rata Consolidated Balance Sheets (Unaudited) (dollars in thousands) At June 30, 2018 BRT Consolidated Noncontrolling Proportionate Amount Interest Amount (1) Assets Real estate properties, net of accumulated depreciation$ 1,054,484 $ 327,788 $ 726,696 Real estate loan 5,050 - 5,050 Cash and cash equivalents 25,061 3,774 21,287 Restricted cash 7,630 - 7,630 Deposits and escrows 23,265 10,028 13,237 Investments in unconsolidated joint ventures 20,542 - 20,542 Other assets 8,573 2,241 6,332 Total Assets $ 1,144,605 $ 343,831 $ 800,774 Liabilities and equity Liabilities Mortgages payable, net of deferred costs$ 783,532 $ 235,578 $ 547,954 Junior subordinated notes, net of deferred costs 37,033 - 37,033 Accounts payable and accrued liabilities 22,554 5,409 17,145 Total liabilities 843,119 240,987 602,132 Equity Common Stock, $.01 par value, 300,000 shares authorized; 14,410 outstanding 144 - 144 Additional paid in capital 214,716 - 214,716 Accumulated other comprehensive income 2,408 - 2,408 Accumulated deficit (18,626) - (18,626) Total BRT Apartments Corp. stockholders' equity 198,642 - 198,642 Non-controlling interest 102,844 102,844 - Total equity 301,486 102,844 198,642 Total Liabilities and Equity $ 1,144,605 $ 343,831 $ 800,774 (1) This column reflects BRT’s share of the applicable line item, after deducting the non-controlling interest applicable to such line item. 6

Portfolio Data by State

(dollars in thousands, except monthly rent amounts)

Quarter Ended June 30, 2018

	Units (1)	Revenues	Expenses	NOI (2)	% of NOI Contribution	Average Occupancy (3)	Weighted Average Monthly Rent per Occupied Unit (3)
Texas	3,096	$ 9,270 (4)	$ 4,908 (4)	$ 4,361	28%	92.1%	$ 997
Georgia	1,545	4,939	2,371	2,568	17%	92.9%	990
Florida	1,248	3,737 (5)	1,734 (5)	2,004	13%	93.1%	983
Mississippi	776	2,163	817	1,347	9%	97.3%	892
Missouri	775	2,633	1,234	1,399	9%	92.5%	966
South Carolina	683	2,290	1,229	1,061	7%	93.7%	1,009
Alabama	412	1,029	485	544	3%	93.3%	779
Indiana	400	934	549	385	2%	95.6%	692
Tennessee	300	1,032	381	652	4%	97.7%	1,099
Ohio	264	718	311	407	3%	97.6%	850
Virginia	220	829	319	510	3%	95.3%	1,280
Other	-	377	123	254	2%	N/A	N/A
Totals	**9,719**	**$ 29,951**	**$ 14,459**	**$ 15,492**	**100%**	**93.6%**	**$ 964**

(1) Excludes 402 units under development in West Nashville, TN.

(2) See the reconciliation of NOI to net income, as calculated in accordance with GAAP, at page 12 and the definition at page 13.

(3) Excludes Factory at GARCO and Vanguard Heights, which were not stabilized for the full period, and Retreat at Cinco Ranch.

(4) Includes $386 and $224 in revenues and expenses, respectively, relating to a property purchased during the three months ended June 30, 2018.

(5) Includes $391 and $177 in revenues and expenses, respectively, relating to a property purchased during the three months ended June 30, 2018.

7

Same Store Comparisons Quarter Ended June 30, 2018 and 2017 (dollars in thousands, except monthly rent amounts) Quarter ended June 30, 2018 Revenues (2) Property Operating Expenses NOI (2) Units Q3 2018 Q3 2017 Growth Q3 2018 Q3 2017 Growth Q3 2018 Q3 2017 Growth Texas (1) 1,918 $ 5,787 $ 5,679 1.9% $ 3,095 $ 3,098 (0.1%) $ 2,692 $ 2,581 4.3% Alabama 208 483 473 2.0% 218 220 (0.8%) 265 253 4.6% Georgia 959 2,929 2,877 1.8% 1,440 1,321 9.0% 1,489 1,556 (4.3%) Missouri 601 1,884 1,992 (5.4%) 976 904 8.0% 908 1,088 (16.5%) South Carolina 412 1,334 1,362 (2.1%) 739 689 7.2% 595 673 (11.6%) Indiana 400 934 840 11.2% 549 540 1.6% 385 300 28.3% Mississippi 776 2,163 2,093 3.4% 817 789 3.5% 1,346 1,304 3.2% Tennessee 300 1,032 963 7.2% 380 432 (12.1%) 652 531 22.8% Virginia 220 829 873 (5.0%) 319 262 21.8% 510 611 (16.5%) Florida 276 867 784 10.6% 356 406 (12.5%) 511 378 35.2% Ohio 264 718 683 5.1% 310 371 (16.3%) 408 312 30.6% Totals 6,334 $ 18,960 $ 18,619 1.8% $ 9,199 $ 9,032 1.9% $ 9,761 $ 9,587 1.8% Weighted Average Monthly Rent per Occupied Quarter ended June 30, 2018 Weighted Average Occupancy Unit Q3 2018 Q3 2017 Growth Q3 2018 Q3 2017 Growth Texas (1) 93.1% 92.2% 1.0% $ 944 $ 934 1.0% Alabama 90.2% 95.0% (5.1%) 742 690 7.6% Georgia 93.2% 95.2% (2.1%) 966 935 3.4% Missouri 91.5% 92.0% (0.5%) 966 1,019 (5.2%) South Carolina 93.7% 94.7% (1.1%) 1,009 1,018 (0.9%) Indiana 95.6% 90.7% 5.4% 692 644 7.4% Mississippi 97.3% 96.5% 0.8% 892 860 3.8% Tennessee 97.7% 95.8% 2.0% 1,099 1,037 5.9% Virginia 95.3% 95.7% (0.4%) 1,280 1,280 0.1% Florida 92.9% 91.4% 1.6% 997 930 7.2% Ohio 97.6% 96.7% 0.9% 850 814 4.4% Totals 94.1% 94.2% (0.1%) $ 942 $ 924 1.9% (1) Excludes Retreat at Cinco Ranch in Katy, TX that suffered significant damage as a result of Hurricane Harvey. (2) Generally, negative variances in Revenues and NOI are, among other things, due to higher turnover, changes in occupancy, increases in real estate taxes, and/or increases in insurance. With regards to taxes, when a property is reassessed at a higher value, we generally appeal the reassessment if we feel that we can obtain a reduction in the taxes - if successful, the reduction will typically be reflected in the following year. See definition of Same Store on page 13 8

BRT APARTMENTS

Same Store Comparisons
Nine Months ended June 30, 2018 and 2017

(dollars in thousands, except monthly rent amounts)

2018 YTD Results		Revenues (1)			Property Operating Expenses			NOI (1)		
	Units	2018	2017	Growth	2018	2017	Growth	2018	2017	Growth
Texas	1,918	$ 17,134	$ 16,491	3.9%	$ 9,577 (2)	$ 9,243	3.6%	$ 7,557	$ 7,248	4.3%
Georgia	959	8,716	8,351	4.4%	3,767	3,910	(3.7%)	4,949	4,441	11.4%
Mississippi	776	6,400	6,193	3.3%	2,366	2,393	(1.1%)	4,034	3,800	6.2%
Missouri	420	3,323	3,188	4.2%	1,751	1,407	24.4%	1,572	1,781	(11.7%)
South Carolina	412	3,869	3,972	(2.6%)	2,153	2,036	5.7%	1,716	1,936	(11.4%)
Indiana	400	2,734	2,483	10.1%	1,605	1,520	5.5%	1,129	963	17.3%
Tennessee	300	3,139	2,972	5.6%	1,156	1,217	(4.9%)	1,983	1,755	13.0%
Ohio	264	2,094	1,992	5.1%	914	929	(1.6%)	1,180	1,063	11.0%
Florida	234	2,440	2,390	2.1%	1,047	1,136	(7.9%)	1,393	1,254	11.1%
Alabama	208	1,461	1,409	3.7%	657	625	5.1%	804	784	2.6%
Totals	**5,891**	**$ 51,310**	**$ 49,441**	**3.8%**	**$ 24,993**	**$ 24,416**	**2.4%**	**$ 26,317**	**$ 25,025**	**5.2%**

2018 YTD Results	Weighted Average Occupancy			Weighted Average Monthly Rent per Occupied Unit		
	2018	2017	Growth	2018	2017	Growth
Texas	93.6%	91.4%	2.5%	$ 935	$ 922	1.4%
Georgia	93.3%	94.2%	(1.0%)	964	922	4.5%
Mississippi	96.8%	96.2%	0.6%	880	855	2.9%
Missouri	94.8%	92.4%	2.6%	771	788	(2.2%)
South Carolina	92.3%	94.5%	(2.4%)	996	1,003	(0.7%)
Indiana	95.4%	90.0%	6.0%	681	642	6.2%
Tennessee	98.5%	97.1%	1.4%	1,110	1,063	4.4%
Ohio	97.1%	96.8%	0.3%	834	793	5.2%
Florida	89.9%	89.8%	0.1%	989	970	2.0%
Alabama	94.0%	95.8%	(1.9%)	729	687	6.2%
Totals	**93.3%**	**94.3%**	**(1.1%)**	**$ 907**	**$ 886**	**2.4%**

(1) Generally, negative variances in Revenues and NOI are, among other things, due to higher turnover, changes in occupancy, and/or increases in taxes.
(2) Includes $156 of expenses relating to casualty loss from Hurricane Harvey and a $354 increase in real estate taxes.

9

BRT APARTMENTS

Multi-Family Acquisitions and Dispositions
Quarter Ended
June 30, 2018
(dollars in thousands)

Acquisitions during Quarter ended June 30,2018

Location	Purchase Date	No. of Units	Contract Purchase Price	Acquisition Mortgage Debt	Initial BRT Equity	Ownership Percentage	Capitalized Acquisition Costs
Daytona FL	4/30/2018	208	$ 20,500	$ 13,608	$ 6,900	80%	$ 386
Grand Prairie (Dallas), TX	5/17/2018	281	30,800	18,995	7,300	50%	411
		489	$ 51,300	$ 32,603	$ 14,200		$ 797

Dispositions

None

Value-Add Information
Quarter Ended
June 30, 2018

Units Completed (1)	Estimated Rehab Costs (2)	Estimated Rehab Costs Per unit	Estimated Average Monthly Rent Increase (3)	Annual ROI (3)
227	$890,425	$3,923	$65	19.9%

(1) Refers to rehabilitated units at 19 properties with respect to which a new lease or renewal lease was entered into during the period.

(2) Reflects costs incurred during the current and prior periods with respect to Units Completed, in which a new lease or renewal lease was entered into during the current period.

(3) These results are not necessarily indicative of the results that would be generated if such improvements were made across our portfolio of properties or at any particular property. Rents at a property may increase for reasons wholly unrelated to property improvements, such as changes in demand for rental units in a particular market or sub-market.

10

BRT APARTMENTS

Debt Analysis
As of June 30, 2018
(in thousands)

Mortgage Debt

Year	Total Principal Payments	Scheduled Amortization	Principal Payments Due at Maturity		Percent of Total Principal Payments Due At Maturity	Weighted Average Interest Rate (1)
2018	$ 30,416	$ 1,416	$ 29,000	(3)	4%	4.57%
2019	5,821	5,821	-		-	-
2020	62,623	6,879	55,744		8%	3.68%
2021	22,624	8,622	14,002		2%	4.29%
2022	49,519	16,088	33,431		5%	4.42%
Thereafter	619,202	46,224	572,978		81%	4.13%
Total	$ 790,205	$ 85,050	$ 705,155		100%	

Weighted Average Remaining Term to Maturity	7.2 years
Weighted Average Interest Rate	4.15%
Debt Service Coverage Ratio (2)	1.38

(1) Based on balloon payments at maturity.
(2) See definition on page 13.
(3) Subsequent to June 30, 2018, this loan was extended to July, 2019.

Junior Subordinated Notes

Principal Balance	$37,400
Interest Rate	3 month LIBOR + 2.00% (*i.e,* 4.36% at 6/30/2018)
Maturity	April 30, 2036

11

NON -GAAP FINANCIAL MEASURES DEFINITIONS AND RECONCILIATIONS (dollars in thousands) We define NOI as total property revenues less total property operating expenses. Property operating expenses exclude, among other things, depreciation and interest expense on the related property. Other REIT’s may use different methodologies for calculating NOI, and accordingly, our NOI may not be comparable to other REIT’s. We believe NOI provides an operating perspective not immediately apparent from GAAP operating income or net (loss) income. NOI is one of the measures we use to evaluate our performance because it (i) measures the core operations of property performance by excluding corporate level expenses and other items unrelated to property operating performance and (ii) captures trends in rental housing and property operating expenses. However, NOI should only be used as an alternative measure of our financial performance. The following table provides a reconciliation of NOI to net income attributable to common stock holders as computed in accordance with GAAP for the periods presented: Three Months ended June 30, 2018 2017 (Unaudited) (Unaudited) GAAP Net loss attributable to common stockholders$ (4,689) $ (3,402) Less: Other Income (203) (188) Add: Interest expense 8,786 7,180 General and administrative 2,452 2,309 Depreciation 10,200 7,561 Equity in loss of unconsolidated joint ventures 127 307 Provision for taxes 101 41 Add: Net income attributable to non-controlling interests (1,282) (418) Net Operating Income $ 15,492 $ 13,390 12

NON -GAAP FINANCIAL MEASURES DEFINITIONS AND RECONCILIATIONS (dollars in thousands) Funds from Operations (FFO) FFO is a non-GAAP financial performance measure defined by the National Association of Real Estate Investment Trusts and is widely recognized by investors and analysts as one measure of operating performance of a REIT. The FFO calculation excludes items such as real estate depreciation and amortization, gains and losses on the sale of real estate assets and impairment on depreciable assets. Historical accounting convention used for real estate assets requires straight-line depreciation of buildings and improvements, which implies that the value of real estate assets diminishes predictably over time. Since real estate values have historically risen or fallen with market conditions, it is management’s view, and we believe the view of many industry investors and analysts, that the presentation of operating results for a REIT using the historical accounting for depreciation is insufficient. FFO excludes gains and losses from the sale of real estate, which we believe provides management and investors with a helpful additional measure of the performance of our real estate portfolio, as it allows for comparisons, year to year, that reflect the impact on operations from trends in items such as occupancy rates, rental rates, operating costs, general, administrative and other expenses, and interest expenses. Adjusted Funds from Operations (AFFO) AFFO, as defined by us, excludes from FFO straight line rent adjustments, loss on extinguishment of debt, amortization of restricted stock and RSU expense, amortization of deferred mortgage costs and gain on insurance recovery. Management believes that excluding acquisition-related expenses from AFFO provides investors with supplemental performance information that is consistent with the performance models and analysis used by management and provides investors a view of the performance of our portfolio over time, including after the time we cease to acquire properties on a frequent and regular basis. We believe that AFFO enables investors to compare the performance of our portfolio with other REITs that have not recently engaged in acquisitions, as well as a comparison of our performance with that of other non-traded REITs, as AFFO, or an equivalent measure is routinely reported by non-traded REITs, and we believe often used by analysts and investors for comparison purposes. Debt Service Coverage Ratio Debt service coverage ratio is net operating income ("NOI") divided by total debt service. Total Debt Service Total debt service is the cash required to cover the repayment of interest and principal on a debt for a particular period. Total debt service is used in the calculation of the debt service coverage ratio which is used to determine the borrower’s ability to make debt service payments. Stabilized Properties For all periods presented, stabilized properties include all our consolidated properties, other than those in lease-up or development, and for the three and nine months ended June 30, 2018, also excludes a Katy, Texas property that was damaged by Hurricane Harvey. Same Store Same store refers to stabilized properties that we and our consolidated joint ventures owned and operated for the entirety of both periods being compared. 13

BRT APARTMENTS

Portfolio Table

As of 8/8/2018

Property	City	State	Year Built	Year Acquired	Property Age	No. of Units	Q3 2018 Avg. Occupancy	Q3 2018 Avg Rent per Occ. Unit	% Ownership
Silvana Oaks	North Charleston	SC	2010	2012	9	208	94%	$ 1,137	100%
Avondale Station	Decatur	GA	1950	2012	69	212	94%	1,042	100%
Stonecrossing	Houston	TX	1978	2013	41	240	94%	878	91%
Pathway	Houston	TX	1979	2013	40	144	91%	920	91%
Brixworth at Bridgestreet	Huntsville	AL	1985	2013	34	208	90%	742	80%
Newbridge Commons	Columbus	OH	1999	2013	20	264	98%	850	100%
Waterside at Castleton	Indianapolis	IN	1983	2014	36	400	96%	692	80%
Crossings of Bellevue	Nashville	TN	1985	2014	34	300	98%	1,099	80%
Kendall Manor	Houston	TX	1981	2014	38	272	94%	820	80%
Avalon	Pensacola	FL	2008	2014	11	276	93%	997	100%
Parkway Grande	San Marcos	TX	2014	2015	5	192	94%	1,063	80%
Cedar Lakes	Lake St. Louis	MO	1985	2015	34	420	96%	771	80%
Factory at Garco	North Charleston	SC	2017	2015	2	271	88%	1,227	65%
Woodland Trails	LaGrange	GA	2010	2015	9	236	95%	932	100%
Retreat at Cinco Ranch	Katy	TX	2008	2016	11	268	67%	1,548	75%
Grove at River Place	Macon	GA	1988	2016	31	240	96%	706	80%
Civic Center 1	Southaven	MS	2002	2016	17	392	97%	863	60%
Verandas at Shavano Park	San Antonio	TX	2014	2016	5	288	94%	1,027	65%
Chatham Court and Reflections	Dallas	TX	1986	2016	33	494	92%	922	50%
Waters Edge at Harbison	Columbia	SC	1996	2016	23	204	94%	877	80%
Pointe at Lenox Park	Atlanta	GA	1989	2016	30	271	89%	1,183	74%
Civic Center 2	Southaven	MS	2005	2016	14	384	97%	921	60%
Verandas at Alamo Ranch	San Antonio	TX	2015	2016	4	288	93%	1,001	72%
Kilburn Crossing	Fredericksburg	VA	2005	2016	14	220	95%	1,280	100%
OPOP Towers	St. Louis	MO	2014	2017	5	128	82%	1,532	76%
OPOP Lofts	St. Louis	MO	2014	2017	5	53	89%	1,364	76%
Vanguard Heights	Creve Coeur	MO	2016	2017	3	174	92%	1,446	78%
Mercer Crossing	Dallas	TX	2014/2016	2017	5	509	88%	1,216	50%
Jackson Square	Tallahassee	FL	1996	2017	23	242	87%	1,016	80%
Magnolia Pointe	Madison	AL	1991	2017	28	204	96%	814	80%
Woodland Apartments	Boerne	TX	2007	2017	12	120	92%	959	80%
The Avenue	Ocoee	FL	1998	2018	21	522	96%	986	50%
Parc at 980	Lawrenceville	GA	1997	2018	22	586	92%	1,028	50%
Anatole Apartments	Daytona Beach	FL	1986	2018	33	208	94%	890	80%
Landings of Carrier Parkway	Grand Prairie (Dallas)	TX	2001	2018	18	281	92%	992	50%
Total/Weighted Average					21.6	9,719			
Development Projects									
Bell's Bluff	Nashville	TN	N/A		N/A	402	N/A	N/A	58%
Total (Including Development Projects)						10,121			

Unconsolidated Joint Ventures	City	State	Year Built	Property Age	No. of Units	% Ownership
Canalside Sola (1)	Columbia	SC	N/A	N/A	338	46%
Canalside Lofts	Columbia	SC	2008/2013	11	374	32%
Gateway Oaks	Forney	TX	2016	3	313	50%
Total					1,025	

(1) Development project

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